OPPENHEIMER FUND
SEMIANNUAL REPORT DECEMBER 31, 1995

[Picture of Couple in Park]

''We have
some
important
goals, so
our money
needs to grow
solidly
over time.''

[Oppenheimer Logo]

This Fund is for people who want the potential for solid growth over time.

NEWS

"The fund's comprehensive
equity portfolio makes
it solid as a rock in uncertain
markets."

         --Morningstar Mutual Funds
                   October 13, 1995


OUTSTANDING TOTAL RETURN
---------------------------------

Cumulative Total Return for the
3-Year Period Ended 12/31/95:
Oppenheimer Fund

Class A (at net asset value)(1)

43.62%
---------------------------------

Lipper Growth Funds Average(3)

43.07%
---------------------------------


HOW YOUR FUND IS MANAGED
------------------------------------------------------------------------------

Oppenheimer Fund seeks capital appreciation and income consistent with growth in capital. It uses a combination of five distinct investment styles, which can also help manage risk.

          The Fund's managers invest in stocks of established U.S. and international companies they believe have excellent potential for growth. They use a "value" approach, which empha-sizes undervalued companies; a "contrarian" approach, which seizes opportunities in out-of-favor industries they believe to be poised for rebound; and a "growth" approach, which seeks companies the managers believe have above-average growth rates.

          International and high-yield stocks serve as risk-reduction sectors. The Fund's managers seek balance from international stocks and income from high yield stocks and bonds to help cushion the portfolio against fluctuations in the U.S. stock market.

PERFORMANCE
------------------------------------------------------------------------------

Total return at net asset value for the six months ended 12/31/95 was 7.68% for Class A shares and 7.13% for Class C shares.(1)

          Your Fund's average annual total returns at maximum offering price for Class A shares for the 1-, 5-, and 10-year periods ended 12/31/95 were 17.08%, 13.59% and 9.13%, respectively. For Class C shares, average annual total returns for the 1-year period ended 12/31/95 and since inception of the Class on 12/1/93 were 22.07% and 11.50%, respectively.(2)

OUTLOOK
------------------------------------------------------------------------------

"Our outlook remains optimistic. The domestic market has performed very well over the past year, and even though it has reached record highs, we expect it to continue to provide solid opportunities to diversified investors like ourselves."

                                           Richard Rubinstein, Portfolio Manager
                                                               December 31, 1995



Total returns include change in share price and reinvestment of dividends and capital gains distributions. Past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. For more complete information, please review the prospectus carefully before you invest.

1. Based on the change in net asset value per share for the period shown, without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.

2. Class A returns show results of hypothetical investments on 12/31/94, 12/31/90 and 12/31/85, after deducting the current maximum initial sales charge of 5.75%. Class A shares were first publicly offered on 4/30/59. Class C returns show results of hypothetical investments on 12/31/94 and 12/1/93 (inception of class), with the 1% contingent deferred sales charge deducted for the 1-year result. The Fund's maximum sales charge rate for Class A shares was higher during a portion of some of the periods shown, and actual investment results will be different as a result of the change. Class B performance is not shown above because shares were first publicly offered on 11/1/95. An explanation of the different performance calculations is in the Fund's prospectus.

3. Source: Lipper Analytical Services. The Lipper total return average for the 3-year period was for 341 growth funds. The average is shown for comparative purposes only. Oppenheimer Fund is characterized by Lipper as a growth fund. Lipper performance does not take sales charges into consideration.


2   Oppenheimer Fund

   [PHOTO]
   Bridget A. Macaskill
   President
   Oppenheimer Fund


Dear OppenheimerFunds Shareholder,

The U.S. stock market put on quite a show in 1995 with the Dow Jones Industrial Average breaking the 5000 barrier. During 1995, conditions were ideal for rising stock prices. The economy grew fast enough to generate strong corporate profits--but not so fast as to rekindle inflation. And intermediate-and long-term interest rates fell sharply, as investors anticipated that the Federal Reserve Board had shifted from its restrictive monetary policy of the prior year.

      Leading the rally on Wall Street for much of the year were technology stocks. Even after a bumpy Fall, many stocks in semiconductors, computers, software and telecommunications doubled during the year. The global demand for these products--developed and manufactured by American companies--continued unabated.

      The reduction in the rate of growth of health care expenditures is just one reason why inflation remains moderate. Another reason is the plentiful supply of inexpensive energy. In addition, the emergence of capitalism throughout the world has created a global economy of new markets and new competitors, dampening prices and labor costs. And after many years of promise, technology has finally created efficiencies in the business environment.

      But the primary fuel to stock prices came from corporate profits, which have been surging in the past few years, due in large part to a rise in U.S. corporate productivity. The determination of Corporate America to be successful in today's highly competitive markets has led to a strategy of tight cost control with an emphasis on efficiency. With a global boom in technology and a weak dollar in the first half of the year--which made U.S. goods more attractive overseas--corporate earnings and profitability have remained very strong, growing about 20% between 1994 and 1995.

      With the Dow less than 1000 just 15 years ago and only 2500 five years ago, it's clear that the stock market's advance has been tremendous. So the question remains, "Is the case for stocks still strong?"

      Certainly, market volatility would be expected at this point in a five year bull market, especially since there hasn't been a "normal correction" of 10% or more since 1990. And the slowdown in the economy is likely to translate into soft profit growth this year.

      But the underlying economic conditions that have driven stocks thus far--moderate growth with low inflation, falling interest rates, and a Corporate America that's committed to increased efficiency--remain in place. Additionally, there is increasing demand for U.S. exports in light of expanding international economies, as well as the increasing belief that U.S. technologies lead the world. As a result, we believe that the stock market continues to offer a good value for investors. But, realistically, we don't expect another year like 1995 any time soon.

      Your portfolio manager discusses the outlook for your Fund in light of these broad issues on the following pages. Thank you for your confidence in OppenheimerFunds, and we look forward to helping you reach your investment goals in the future.



/s/ BRIDGET A. MACASKILL
------------------------
Bridget A. Macaskill

January 22, 1996

3   Oppenheimer Fund

Q + A


Q   What
do you
look for in
stocks?

An interview with your Fund's managers.

HOW HAS THE FUND PERFORMED OVER THE PAST SIX MONTHS?

The Fund has performed very well over the period. Because history shows that different types of securities perform better at different times, we always employ five complementary investment strategies in selecting stocks for the portfolio. This broad diversification across stock sectors and investment styles has been quite successful over time--allowing us to turn in another period of extremely solid results with lower than average risk.

WHAT ARE THE PRIMARY REASONS FOR THE FUND'S POSITIVE PERFORMANCE?

Our performance was driven primarily by our holdings in domestic stocks. Over the period, we had large positions in two of the top-performing sectors of the market, technology and healthcare. Both of these areas outperformed the market due to expectations for continued strong earnings in what has become a slower-growing economy.(1)

WERE THERE ANY INVESTMENTS THAT DIDN'T PERFORM AS WELL AS EXPECTED?

Though we believe they will outperform the U.S. over time, foreign stocks performed relatively poorly over the past six months. Growth in Europe is currently slow, and interest rates there haven't declined as quickly as expected, which held markets back. In Japan, we believe there is again great potential, but it hasn't translated into returns yet.

WHAT AREAS ARE YOU CURRENTLY TARGETING?

For the past several months, high quality growth stocks have been the place to be. These companies, such as brand name consumer products, pharmaceuticals and


1. The Fund's portfolio is subject to change.

4   Oppenheimer Fund

FACING PAGE

Top left: Richard Rubinstein,
Portfolio Manager with Robert
Doll, Executive VP, Director of
Equity Investments

Top right: Paul LaRocco, Member
of Equity Investments Team

Bottom: Robert Doll

THIS PAGE

Top: Richard Rubinstein

Bottom:Bruce Bartlett, Member
of Equity Investments Team


A   Dominant
market positions
and strong
balance sheets.

food and beverage makers, should continue to benefit as the economy matures. Because of the steady nature of their sales, we believe investors will be drawn to these companies throughout 1996, when the economy is likely to grow at a slower pace.

      We've also continued to increase our exposure to foreign markets. Even though there are additional risks and costs with foreign investing, such as the risk of adverse currency fluctuation, we think foreign investing makes sense. With populations that are less mature and with many primary needs yet to be satisfied, foreign markets should grow faster than the U.S. over time. We're taking advantage of this time of relatively low stock prices as an opportunity to buy the companies we think have the best competitive advantages for future growth.

      In addition, we're increasing our positions in some of our top holdings at this time--companies with stock prices we consider low for the value of the company and with managements that are maintaining a tight rein on costs. Beyond that, we're always looking for opportunities to buy stocks that are temporarily out of favor but have dominant market positions and strong balance sheets.

      In order to make these investments, we've been selling some of the domestic stocks that have done well for us in this year's strong market. Our sales have primarily been in the areas of technology and financial services stocks, where we've been able to sell into strength and realize gains.

WHAT IS YOUR OUTLOOK FOR THE FUND?

Our outlook remains optimistic. The domestic market has performed very well over the past year, and even though it has reached record highs, we expect it to continue to provide solid opportunities to diversified investors like ourselves. While corporate earnings rates are likely to slow from what we've seen over the past two years, we believe they will remain strong--and continued low interest rates should bode well for prices of both stocks and bonds. Outside of the U.S., our foreign holdings offer both solid potential on their own and an opportunity for strategic diversification. /X/


5   Oppenheimer Fund

STATEMENT OF INVESTMENTS   December 31, 1995 (Unaudited)

                                                                                        FACE              MARKET VALUE
                                                                                        AMOUNT            SEE NOTE 1
======================================================================================================================
FOREIGN GOVERNMENT OBLIGATIONS--1.1%
======================================================================================================================
Argentina (Republic of) Past Due Interest Bonds, Series L,
6.812%, 3/31/05 (Cost $2,190,237)(1)                                                    $4,000,000         $ 2,860,000

======================================================================================================================
CONVERTIBLE CORPORATE BONDS AND NOTES--0.6%
======================================================================================================================
MEDIQ, Inc., 7.50% Exchangeable Sub. Debs., 7/15/03 (Cost $1,741,270)                    1,850,000           1,468,438

                                                                                        SHARES
======================================================================================================================
COMMON STOCKS--92.2%
======================================================================================================================
BASIC MATERIALS--6.5%
======================================================================================================================
CHEMICALS--3.0%

ARCO Chemical Co.                                                                           28,900           1,405,262
----------------------------------------------------------------------------------------------------------------------
Bayer AG, Sponsored ADR                                                                    170,000           4,495,633
----------------------------------------------------------------------------------------------------------------------
Georgia Gulf Corp.                                                                          22,100             679,575
----------------------------------------------------------------------------------------------------------------------
Goldschmidt (T.H.) AG                                                                          953             336,249
----------------------------------------------------------------------------------------------------------------------
IMC Global, Inc.(5)                                                                         24,800           1,013,700
                                                                                                          ------------
                                                                                                             7,930,419

======================================================================================================================
GOLD--0.4%

Santa Fe Pacific Gold Corp.                                                                 92,800           1,125,200
======================================================================================================================
METALS--1.2%

Brush Wellman, Inc.                                                                        151,400           2,611,650
----------------------------------------------------------------------------------------------------------------------
Inland Steel Industries, Inc.                                                               25,300             635,662
                                                                                                          ------------
                                                                                                             3,247,312

======================================================================================================================
PAPER--1.9%

Aracruz Celulose SA, Sponsored ADR, Cl. B                                                  165,000           1,278,750
----------------------------------------------------------------------------------------------------------------------
Georgia-Pacific Corp.                                                                       10,200             699,975
----------------------------------------------------------------------------------------------------------------------
Louisiana-Pacific Corp.(5)                                                                  38,000             921,500
----------------------------------------------------------------------------------------------------------------------
MacMillan Bloedel Ltd.                                                                      90,323           1,117,579
----------------------------------------------------------------------------------------------------------------------
MacMillan Bloedel Ltd.                                                                       4,900              59,412
----------------------------------------------------------------------------------------------------------------------
Stone Container Corp.                                                                       64,800             931,500
                                                                                                          ------------
                                                                                                             5,008,716

======================================================================================================================
CONSUMER CYCLICALS--13.3%
======================================================================================================================
AUTOS & HOUSING--1.2%

Chromcraft Revington, Inc.(3)                                                               23,500             625,687
----------------------------------------------------------------------------------------------------------------------
Fiat SpA                                                                                   350,000           1,138,427
----------------------------------------------------------------------------------------------------------------------
General Motors Corp.(5)                                                                     26,000           1,374,750
                                                                                                          ------------
                                                                                                             3,138,864

======================================================================================================================
LEISURE & ENTERTAINMENT--5.3%

AMR Corp.(3)(5)                                                                             19,300           1,433,025
----------------------------------------------------------------------------------------------------------------------
Carnival Corp., Cl. A                                                                       30,800             750,750
----------------------------------------------------------------------------------------------------------------------
Circus Circus Enterprises, Inc.(3)                                                          31,800             886,425
----------------------------------------------------------------------------------------------------------------------
Cracker Barrel Old Country Store, Inc.                                                      90,800           1,566,300
----------------------------------------------------------------------------------------------------------------------
Eastman Kodak Co.                                                                           25,500           1,708,500
----------------------------------------------------------------------------------------------------------------------
International Game Technology                                                               57,000             619,875
----------------------------------------------------------------------------------------------------------------------
King World Productions, Inc.(3)                                                             56,500           2,196,437
----------------------------------------------------------------------------------------------------------------------
Mattel, Inc.(5)                                                                             75,175           2,311,631
----------------------------------------------------------------------------------------------------------------------
Shaw Brothers (Hong Kong) Ltd.                                                             128,000             140,715
----------------------------------------------------------------------------------------------------------------------
Shimano, Inc.                                                                               55,000             970,416
----------------------------------------------------------------------------------------------------------------------
US West Media Group(3)                                                                      77,000           1,463,000
                                                                                                         -------------
                                                                                                            14,047,074


6     Oppenheimer Fund

                                                                                                          MARKET VALUE
                                                                                        SHARES            SEE NOTE 1
======================================================================================================================
MEDIA--3.1%

Bowne & Co., Inc.                                                                           40,000          $  800,000
----------------------------------------------------------------------------------------------------------------------
Comcast Corp., Cl. A Special                                                               130,000           2,364,375
----------------------------------------------------------------------------------------------------------------------
Dow Jones & Co., Inc.                                                                       24,000             957,000
----------------------------------------------------------------------------------------------------------------------
Grupo Televisa SA, Sponsored ADR(4)                                                         23,000             517,500
----------------------------------------------------------------------------------------------------------------------
South China Morning Post Holdings Ltd.                                                   1,600,000             977,763
----------------------------------------------------------------------------------------------------------------------
Tele-Communications, Inc. (New), TCI Group, Series A(3)                                     44,400             882,450
----------------------------------------------------------------------------------------------------------------------
Time Warner, Inc.                                                                           45,100           1,708,162
                                                                                                          ------------
                                                                                                             8,207,250

======================================================================================================================
RETAIL: GENERAL--2.2%

Authentic Fitness Corp.                                                                     81,000           1,680,750
----------------------------------------------------------------------------------------------------------------------
Cone Mills Corp.(3)                                                                        178,700           2,010,375
----------------------------------------------------------------------------------------------------------------------
Price/Costco, Inc.(3)                                                                       85,100           1,297,775
----------------------------------------------------------------------------------------------------------------------
Wal-Mart Stores, Inc.                                                                       32,900             736,137
                                                                                                          ------------
                                                                                                             5,725,037

======================================================================================================================
RETAIL: SPECIALTY--1.5%

Best Buy Co., Inc.(3)                                                                       33,800             549,250
----------------------------------------------------------------------------------------------------------------------
Justin Industries, Inc.                                                                     85,000             935,000
----------------------------------------------------------------------------------------------------------------------
Toys 'R' Us, Inc.(3)                                                                        86,400           1,879,200
----------------------------------------------------------------------------------------------------------------------
Venture Stores, Inc.                                                                       143,200             483,300
                                                                                                          ------------
                                                                                                             3,846,750

======================================================================================================================
CONSUMER NON-CYCLICALS--18.6%
======================================================================================================================
BEVERAGES--1.2%

Guinness PLC                                                                               182,000           1,339,397
----------------------------------------------------------------------------------------------------------------------
Whitman Corp.                                                                               75,100           1,746,075
                                                                                                          ------------
                                                                                                             3,085,472

======================================================================================================================
FOOD--2.6%

Chiquita Brands International, Inc.                                                         48,249             663,424
----------------------------------------------------------------------------------------------------------------------
Groupe Danone                                                                                6,100           1,007,857
----------------------------------------------------------------------------------------------------------------------
McCormick & Co., Inc., Non-Vtg.                                                             36,000             868,500
----------------------------------------------------------------------------------------------------------------------
Nestle SA, Sponsored ADR                                                                    40,000           2,217,876
----------------------------------------------------------------------------------------------------------------------
Sara Lee Corp.(5)                                                                           61,700           1,966,687
                                                                                                          ------------
                                                                                                             6,724,344

======================================================================================================================
HEALTHCARE/DRUGS--6.5%

Abbott Laboratories                                                                         23,000             960,250
----------------------------------------------------------------------------------------------------------------------
American Home Products Corp.                                                                12,000           1,164,000
----------------------------------------------------------------------------------------------------------------------
Astra AB Free, Series A                                                                     37,250           1,489,504
----------------------------------------------------------------------------------------------------------------------
Bristol-Myers Squibb Co.                                                                    48,000           4,122,000
----------------------------------------------------------------------------------------------------------------------
Ciba-Geigy AG                                                                                2,825           2,491,959
----------------------------------------------------------------------------------------------------------------------
Foundation Health Corp.(3)                                                                  23,000             989,000
----------------------------------------------------------------------------------------------------------------------
Genzyme Corp.(3)(5)                                                                         32,901           2,052,153
----------------------------------------------------------------------------------------------------------------------
Johnson & Johnson                                                                           17,500           1,498,437
----------------------------------------------------------------------------------------------------------------------
NBTY, Inc.(3)                                                                              264,700           1,257,325
----------------------------------------------------------------------------------------------------------------------
Smithkline Beecham PLC, ADR Equity Units (one ADR represents five equity units; each unit consists of one cl. B ordinary share
and one share of cumulative participating preferred stock)(2)                               17,000             943,500
                                                                                                          ------------
                                                                                                            16,968,128


7     Oppenheimer Fund

                                                                                                          MARKET VALUE
                                                                                        SHARES            SEE NOTE 1
======================================================================================================================
HEALTHCARE/SUPPLIES &
SERVICES--6.1%

Manor Care, Inc.(5)                                                                         40,770         $ 1,426,950
----------------------------------------------------------------------------------------------------------------------
Medtronic, Inc.(5)                                                                          28,900           1,614,787
----------------------------------------------------------------------------------------------------------------------
Nellcor Puritan Bennett, Inc.(3)(5)                                                         10,800             626,400
----------------------------------------------------------------------------------------------------------------------
NovaCare, Inc.(3)                                                                           20,000             102,500
----------------------------------------------------------------------------------------------------------------------
Pyxis Corp.(3)                                                                              55,800             816,075
----------------------------------------------------------------------------------------------------------------------
Sofamor Danek Group, Inc.(3)                                                                30,000             851,250
----------------------------------------------------------------------------------------------------------------------
U.S. Healthcare, Inc.(5)                                                                   165,000           7,672,500
----------------------------------------------------------------------------------------------------------------------
Value Health, Inc.(3)                                                                       43,000           1,182,500
----------------------------------------------------------------------------------------------------------------------
Wellpoint Health Networks, Inc., Cl. A(3)                                                   51,600           1,657,650
                                                                                                         -------------
                                                                                                            15,950,612

======================================================================================================================
HOUSEHOLD GOODS--0.4%

Procter & Gamble Co.                                                                        14,000           1,162,000
======================================================================================================================
TOBACCO--1.8%

Philip Morris Cos., Inc.(5)                                                                 52,100           4,715,050
======================================================================================================================
ENERGY--5.6%
======================================================================================================================
ENERGY SERVICES & PRODUCERS--1.6%

Coflexip SA, Sponsored ADR                                                                  43,800             826,725
----------------------------------------------------------------------------------------------------------------------
Kerr-McGee Corp.                                                                            13,000             825,500
----------------------------------------------------------------------------------------------------------------------
Landmark Graphics Corp.(3)                                                                  60,600           1,408,950
----------------------------------------------------------------------------------------------------------------------
Western Atlas, Inc.(3)                                                                      20,000           1,010,000
                                                                                                          ------------
                                                                                                             4,071,175

======================================================================================================================
OIL-INTEGRATED--4.0%

Ashland Coal, Inc.                                                                          33,000             705,375
----------------------------------------------------------------------------------------------------------------------
Ashland, Inc.                                                                               30,000           1,053,750
----------------------------------------------------------------------------------------------------------------------
Atlantic Richfield Co.                                                                      13,900           1,539,425
----------------------------------------------------------------------------------------------------------------------
Royal Dutch Petroleum Co.                                                                   10,000           1,411,250
----------------------------------------------------------------------------------------------------------------------
Saga Petroleum AS, Cl. B                                                                    82,000           1,025,348
----------------------------------------------------------------------------------------------------------------------
Total SA, Sponsored ADR                                                                     55,180           1,876,120
----------------------------------------------------------------------------------------------------------------------
Unocal Corp.                                                                                88,000           2,563,000
----------------------------------------------------------------------------------------------------------------------
Yukong Ltd.(3)(4)                                                                            1,438              13,706
----------------------------------------------------------------------------------------------------------------------
Yukong Ltd.(3)                                                                               3,294              31,396
----------------------------------------------------------------------------------------------------------------------
Yukong Ltd., GDR(3)                                                                         39,500             385,125
                                                                                                         -------------
                                                                                                            10,604,495

======================================================================================================================
FINANCIAL--9.3%
======================================================================================================================
BANKS--5.3%

Banco Frances del Rio de la Plata SA                                                       144,900           1,282,613
----------------------------------------------------------------------------------------------------------------------
Chemical Banking Corp.                                                                      85,600           5,029,000
----------------------------------------------------------------------------------------------------------------------
Deutsche Bank, Sponsored ADR                                                                60,000           2,849,340
----------------------------------------------------------------------------------------------------------------------
NationsBank Corp.                                                                           68,700           4,783,237
                                                                                                         -------------
                                                                                                            13,944,190

======================================================================================================================
DIVERSIFIED FINANCIAL--2.0%

American Express Co.                                                                        44,100           1,824,638
----------------------------------------------------------------------------------------------------------------------
H & R Block, Inc.                                                                           38,200           1,547,100
----------------------------------------------------------------------------------------------------------------------
IRSA Inversiones y Representaciones, SA                                                    214,506             540,659
----------------------------------------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc.(5)                                                                14,200             724,200
----------------------------------------------------------------------------------------------------------------------
Salomon, Inc.                                                                               20,000             710,000
                                                                                                          ------------
                                                                                                             5,346,597


8     Oppenheimer Fund

                                                                                                          MARKET VALUE
                                                                                        SHARES            SEE NOTE 1
======================================================================================================================
INSURANCE--2.0%

Aetna Life & Casualty Co.(5)                                                                11,500         $   796,375
----------------------------------------------------------------------------------------------------------------------
American International Group, Inc.(5)                                                       17,600           1,628,000
----------------------------------------------------------------------------------------------------------------------
American Re Corp.(5)                                                                        54,000           2,207,250
----------------------------------------------------------------------------------------------------------------------
UNUM Corp.                                                                                  13,500             742,500
                                                                                                          ------------
                                                                                                             5,374,125

======================================================================================================================
INDUSTRIAL--12.7%
======================================================================================================================
ELECTRICAL EQUIPMENT--1.1%

General Electric Co.                                                                        39,600           2,851,200
======================================================================================================================
INDUSTRIAL MATERIALS--2.4%

Corning, Inc.                                                                               39,000           1,248,000
----------------------------------------------------------------------------------------------------------------------
Interpool, Inc.                                                                             42,500             759,688
----------------------------------------------------------------------------------------------------------------------
Owens-Corning Fiberglass Corp.(3)(5)                                                        77,000           3,455,375
----------------------------------------------------------------------------------------------------------------------
U.S. Can Corp.(3)                                                                           63,500             857,250
                                                                                                          ------------
                                                                                                             6,320,313

======================================================================================================================
INDUSTRIAL SERVICES--0.6%

Ecolab, Inc.                                                                                35,400           1,062,000
----------------------------------------------------------------------------------------------------------------------
Huarte SA                                                                                   98,650             445,614
                                                                                                          ------------
                                                                                                             1,507,614

======================================================================================================================
MANUFACTURING--4.5%

Citic Pacific Ltd.                                                                         214,000             732,068
----------------------------------------------------------------------------------------------------------------------
Harnischfeger Industries, Inc.(5)                                                           29,000             964,250
----------------------------------------------------------------------------------------------------------------------
Hutchison Whampoa Ltd.                                                                     132,000             804,094
----------------------------------------------------------------------------------------------------------------------
Jardine Matheson Holdings Ltd.                                                             100,936             691,412
----------------------------------------------------------------------------------------------------------------------
Mannesmann AG                                                                                9,775           3,117,697
----------------------------------------------------------------------------------------------------------------------
Pacific Dunlop Ltd.                                                                        476,000           1,115,354
----------------------------------------------------------------------------------------------------------------------
Tenneco, Inc.                                                                               75,800           3,761,575
----------------------------------------------------------------------------------------------------------------------
Westinghouse Air Brake Co.                                                                  60,200             639,625
                                                                                                          ------------
                                                                                                            11,826,075

======================================================================================================================
TRANSPORTATION--4.1%

Airborne Freight Corp.                                                                      49,000           1,304,625
----------------------------------------------------------------------------------------------------------------------
Burlington Northern Santa Fe Corp.                                                          56,400           4,399,200
----------------------------------------------------------------------------------------------------------------------
Consolidated Freightways, Inc.(5)                                                           60,700           1,608,550
----------------------------------------------------------------------------------------------------------------------
Stolt-Nielsen SA                                                                           116,000           3,349,500
                                                                                                          ------------
                                                                                                            10,661,875

======================================================================================================================
TECHNOLOGY--23.1%
======================================================================================================================
AEROSPACE/DEFENSE--1.0%

McDonnell Douglas Corp.(5)                                                                  11,400           1,048,800
----------------------------------------------------------------------------------------------------------------------
Rockwell International Corp.                                                                27,300           1,443,488
                                                                                                          ------------
                                                                                                             2,492,288


9     Oppenheimer Fund

                                                                                                          MARKET VALUE
                                                                                        SHARES            SEE NOTE 1
======================================================================================================================
COMPUTER HARDWARE--5.3%

Bay Networks, Inc.(3)(5)                                                                    30,070         $ 1,236,629
----------------------------------------------------------------------------------------------------------------------
Cabletron Systems, Inc.(3)(5)                                                               17,000           1,377,000
----------------------------------------------------------------------------------------------------------------------
EMC Corp.(3)                                                                                48,400             744,150
----------------------------------------------------------------------------------------------------------------------
International Business Machines Corp.                                                       13,900           1,275,325
----------------------------------------------------------------------------------------------------------------------
Moore Corp. Ltd.                                                                            37,400             696,575
----------------------------------------------------------------------------------------------------------------------
Norand Corp.(3)                                                                             59,700             701,475
----------------------------------------------------------------------------------------------------------------------
Proxima Corp.(3)                                                                            45,600           1,008,900
----------------------------------------------------------------------------------------------------------------------
Storage Technology Corp. (New)(3)                                                           27,500             656,563
----------------------------------------------------------------------------------------------------------------------
Sun Microsystems, Inc.(3)(5)                                                                23,800           1,085,875
----------------------------------------------------------------------------------------------------------------------
Xerox Corp.(5)                                                                              37,000           5,069,000
                                                                                                          ------------
                                                                                                            13,851,492

======================================================================================================================
COMPUTER SOFTWARE--7.9%

BMC Software, Inc.(3)(5)                                                                    12,800             547,200
----------------------------------------------------------------------------------------------------------------------
Computer Associates International, Inc.                                                     44,100           2,508,188
----------------------------------------------------------------------------------------------------------------------
Davidson & Associates, Inc.                                                                 40,000             880,000
----------------------------------------------------------------------------------------------------------------------
Electronic Arts, Inc.(3)(5)                                                                 40,700           1,063,288
----------------------------------------------------------------------------------------------------------------------
Informix Corp.(3)(5)                                                                        48,000           1,440,000
----------------------------------------------------------------------------------------------------------------------
Marcam Corp.(3)                                                                             80,600           1,229,150
----------------------------------------------------------------------------------------------------------------------
Microsoft Corp.(3)(5)                                                                       10,800             947,700
----------------------------------------------------------------------------------------------------------------------
Nintendo Co. Ltd.                                                                           45,000           3,424,569
----------------------------------------------------------------------------------------------------------------------
Novell, Inc.(3)                                                                            196,400           2,798,700
----------------------------------------------------------------------------------------------------------------------
Structural Dynamics Research Corp.(3)(5)                                                   104,000           3,055,000
----------------------------------------------------------------------------------------------------------------------
Symantec Corp.(3)(5)                                                                       127,340           2,960,655
                                                                                                          ------------
                                                                                                            20,854,450

======================================================================================================================
ELECTRONICS--6.3%

Advanced Micro Devices, Inc.(5)                                                             35,373             583,655
----------------------------------------------------------------------------------------------------------------------
General Motors Corp., Cl. H                                                                 28,700           1,409,888
----------------------------------------------------------------------------------------------------------------------
Hewlett-Packard Co.(5)                                                                      34,000           2,847,500
----------------------------------------------------------------------------------------------------------------------
Integrated Silicon Solution, Inc.(3)                                                        31,500             527,133
----------------------------------------------------------------------------------------------------------------------
Intel Corp.(5)                                                                             119,800           6,798,650
----------------------------------------------------------------------------------------------------------------------
Kyocera Corp.                                                                               12,000             892,278
----------------------------------------------------------------------------------------------------------------------
Philips Electronics NV                                                                      30,000           1,085,472
----------------------------------------------------------------------------------------------------------------------
Samsung Electronics Co.                                                                      9,104           1,654,793
----------------------------------------------------------------------------------------------------------------------
Samsung Electronics Co. (New)(3)                                                               112              20,213
----------------------------------------------------------------------------------------------------------------------
VLSI Technology, Inc.(3)(5)                                                                 44,000             797,500
                                                                                                          ------------
                                                                                                            16,617,082

======================================================================================================================
TELECOMMUNICATIONS-TECHNOLOGY--2.6%

Airtouch Communications, Inc.(3)                                                            45,500           1,285,375
----------------------------------------------------------------------------------------------------------------------
AT&T Corp.                                                                                  10,800             699,300
----------------------------------------------------------------------------------------------------------------------
ECI Telecommunications Ltd.(5)                                                              57,500           1,311,719
----------------------------------------------------------------------------------------------------------------------
Kinnevik Investments AB Free, Series B                                                      31,500             986,275
----------------------------------------------------------------------------------------------------------------------
MCI Communications Corp.(5)                                                                100,000           2,612,500
                                                                                                          ------------
                                                                                                             6,895,169


10     Oppenheimer Fund

                                                                                                          MARKET VALUE
                                                                                        SHARES            SEE NOTE 1
======================================================================================================================
UTILITIES--3.1%
======================================================================================================================
ELECTRIC UTILITIES--1.0%

Korea Electric Power Co.                                                                    30,000        $  1,191,144
----------------------------------------------------------------------------------------------------------------------
Verbund Oest Electriz                                                                       25,200           1,516,464
                                                                                                          ------------
                                                                                                             2,707,608

======================================================================================================================
GAS UTILITIES--0.8%

Hong Kong & China Gas                                                                      743,040           1,196,447
----------------------------------------------------------------------------------------------------------------------
Southwestern Energy Co.                                                                     60,000             765,000
                                                                                                          ------------
                                                                                                             1,961,447

======================================================================================================================
TELEPHONE UTILITIES--1.3%

BCE, Inc.                                                                                   34,000           1,173,000
----------------------------------------------------------------------------------------------------------------------
US West Communications Group                                                                65,500           2,341,625
                                                                                                          ------------
                                                                                                             3,514,625
                                                                                                          ------------
Total Common Stocks (Cost $175,274,553)                                                                    242,284,048

======================================================================================================================
PREFERRED STOCKS--1.6%
======================================================================================================================
Alumax, Inc., $4.00 Cv., Series A                                                            6,333             816,957
----------------------------------------------------------------------------------------------------------------------
Cyprus Amax Minerals Co., $4.00 Cv., Series A                                               20,666           1,224,460
----------------------------------------------------------------------------------------------------------------------
Delta Air Lines, Inc., $3.50 Cv. Depositary Shares, Series C                                36,300           2,155,313
                                                                                                          ------------
Total Preferred Stocks (Cost $3,245,783)                                                                     4,196,730

                                                                                        FACE
                                                                                        AMOUNT

======================================================================================================================
REPURCHASE AGREEMENT--5.6%

Repurchase agreement with First Chicago Capital Markets, 5.90%, dated 12/29/95, to be repurchased at $14,809,702 on 1/2/96,
collateralized by U.S. Treasury Nts., 5.125%--8.75%, 12/31/96--11/5/04,
with a value of $8,033,547, U.S. Treasury Bonds, 6.25%--11.25%,
8/15/03--8/15/23, with a value of $4,868,523, and U.S. Treasury Bills
maturing 11/14/96, with a value of $2,207,805 (Cost $14,800,000)                       $14,800,000          14,800,000

======================================================================================================================
TOTAL INVESTMENTS, AT VALUE (COST $197,251,843)                                              101.1%        265,609,216
======================================================================================================================
LIABILITIES IN EXCESS OF OTHER ASSETS                                                         (1.1)         (2,942,358)
                                                                                       ------------       ------------
NET ASSETS                                                                                   100.0%       $262,666,858
                                                                                       ============       ============


1. Represents the current interest rate for a variable rate security.

2. Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units which represent debt securities, face amount disclosed represents total underlying principal.

3. Non-income producing security.

4. Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $531,206 or 0.20% of the Fund's net assets, at December 31, 1995.

11     Oppenheimer Fund

5. A sufficient amount of liquid assets has been designated to cover outstanding written call options, as follows:

                                         SHARES           EXPIRATION          EXERCISE      PREMIUM          MARKET VALUE
                                         SUBJECT TO CALL  DATE                PRICE         RECEIVED         SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------
AMR Corp.                                  2,800          1/96               $ 80           $   13,300        $    1,225
------------------------------------------------------------------------------------------------------------------------
Advanced Micro Devices, Inc.               7,000          1/96                 45               14,664               438
------------------------------------------------------------------------------------------------------------------------
Aetna Life & Casualty Co.                  5,600          4/96                 75               14,182             7,000
------------------------------------------------------------------------------------------------------------------------
American International Group, Inc.         2,600          2/96                 80               20,071            50,212
------------------------------------------------------------------------------------------------------------------------
American Re Corp.                         10,800          7/96                 45               19,925            18,900
------------------------------------------------------------------------------------------------------------------------
BMC Software, Inc.                        12,800          2/96                 50               44,414            17,600
------------------------------------------------------------------------------------------------------------------------
Bay Networks, Inc.                         8,000          6/96                 50               54,758            38,000
------------------------------------------------------------------------------------------------------------------------
Cabletron Systems, Inc.                    3,000          1/96                 60               13,035            61,500
------------------------------------------------------------------------------------------------------------------------
Consolidated Freightways, Inc.            14,200          6/96                 30               25,389            39,050
------------------------------------------------------------------------------------------------------------------------
ECI Telecommunications Ltd.               11,400          2/96                 23               23,882            25,650
------------------------------------------------------------------------------------------------------------------------
Electronic Arts, Inc.                     12,600          3/96                 35               92,547             9,450
------------------------------------------------------------------------------------------------------------------------
General Motors Corp.                       5,200          6/96                 55               13,494            13,650
------------------------------------------------------------------------------------------------------------------------
Genzyme Corp.                              5,100          1/96                 65               26,621             8,287
------------------------------------------------------------------------------------------------------------------------
Harnischfeger Industries, Inc.             7,200          2/96                 40               10,317             1,350
------------------------------------------------------------------------------------------------------------------------
Harnischfeger Industries, Inc.             7,200          5/96                 35               15,083            12,150
------------------------------------------------------------------------------------------------------------------------
Hewlett-Packard Co.                        6,000          5/96                105               37,319            12,750
------------------------------------------------------------------------------------------------------------------------
IMC Global, Inc.                          12,400          1/96                 33               13,145           102,300
------------------------------------------------------------------------------------------------------------------------
IMC Global, Inc.                          12,400          4/96                 38               26,938            62,000
------------------------------------------------------------------------------------------------------------------------
Informix Corp.                             6,000          2/96                 35               22,319             6,000
------------------------------------------------------------------------------------------------------------------------
Informix Corp.                             6,000          2/96                 40               13,695             2,625
------------------------------------------------------------------------------------------------------------------------
Informix Corp.                            12,000          2/96                 28               38,069            51,000
------------------------------------------------------------------------------------------------------------------------
Informix Corp.                             5,000          5/96                 35               11,100            15,000
------------------------------------------------------------------------------------------------------------------------
Intel Corp.                               21,000          4/96                 75               36,119            17,063
------------------------------------------------------------------------------------------------------------------------
Louisiana-Pacific Corp.                    9,500          2/96                 25               22,870            11,281
------------------------------------------------------------------------------------------------------------------------
Louisiana-Pacific Corp.                    9,500          2/96                 30                6,935             4,156
------------------------------------------------------------------------------------------------------------------------
MCI Communications Corp.                  20,000          4/96                 30               24,399            10,000
------------------------------------------------------------------------------------------------------------------------
Manor Care, Inc.                          10,000          1/96                 35               11,050             9,375
------------------------------------------------------------------------------------------------------------------------
Mattel, Inc.                              15,000          7/96                 35               20,414            18,750
------------------------------------------------------------------------------------------------------------------------
McDonnell Douglas Corp.                    2,200          5/96                100                9,834             8,525
------------------------------------------------------------------------------------------------------------------------
Medtronic, Inc.                            8,500          2/96                 60               33,744             7,437
------------------------------------------------------------------------------------------------------------------------
Medtronic, Inc.                            7,000          5/96                 65               18,423            11,375
------------------------------------------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                  8,000          1/96                 55               29,759             3,000
------------------------------------------------------------------------------------------------------------------------
Microsoft Corp.                            4,200          1/96                105               41,873               263
------------------------------------------------------------------------------------------------------------------------
Microsoft Corp.                            4,200          1/96                115               21,923               263
------------------------------------------------------------------------------------------------------------------------
Nellcor Puritan Bennett, Inc.             10,800          4/96                 60               21,275            36,450
------------------------------------------------------------------------------------------------------------------------
Owens-Corning Fiberglass Corp.            15,400          3/96                 45               26,487            35,613
------------------------------------------------------------------------------------------------------------------------
Philip Morris Cos., Inc.                  10,400          3/96                 95               26,337            20,800
------------------------------------------------------------------------------------------------------------------------
Sara Lee Corp.                            12,200          7/96                 35               16,408            10,675
------------------------------------------------------------------------------------------------------------------------
Structural Dynamics Research Corp.         5,200          2/96                 25               15,443            23,400
------------------------------------------------------------------------------------------------------------------------
Structural Dynamics Research Corp.        15,600          5/96                 30               32,681            52,650
------------------------------------------------------------------------------------------------------------------------
Sun Microsystems, Inc.                     7,600          1/96                 25               19,140           162,450
------------------------------------------------------------------------------------------------------------------------
Sun Microsystems, Inc.                     6,000          4/96                 35               18,659            78,000
------------------------------------------------------------------------------------------------------------------------
Sun Microsystems, Inc.                     7,000          7/96                 48               56,331            61,250
------------------------------------------------------------------------------------------------------------------------
Symantec Corp.                            14,000          1/96                 30               41,579               875
------------------------------------------------------------------------------------------------------------------------
Symantec Corp.                            14,000          1/96                 35               25,829             2,625
------------------------------------------------------------------------------------------------------------------------
U.S. Healthcare, Inc.                     32,000          4/96                 48              103,037            92,000
------------------------------------------------------------------------------------------------------------------------
VLSI Technology, Inc.                      8,000          4/96                 25               19,759             9,500
------------------------------------------------------------------------------------------------------------------------
Xerox Corp.                                7,400          7/96                150               60,826            39,775
                                                                                            ----------        ----------
                                                                                            $1,325,401        $1,283,688
                                                                                            ==========        ==========

See accompanying Notes to Financial Statements.

12     Oppenheimer Fund

STATEMENT OF ASSETS AND LIABILITIES    December 31, 1995 (Unaudited)


======================================================================================================================
ASSETS

Investments, at value (cost $197,251,843)--see accompanying statement                                     $265,609,216
----------------------------------------------------------------------------------------------------------------------
Cash                                                                                                            50,175
----------------------------------------------------------------------------------------------------------------------
Unrealized appreciation on forward foreign currency exchange contracts--Note 6                                       2
----------------------------------------------------------------------------------------------------------------------
Receivables:
Investments sold                                                                                             1,038,512
Interest and dividends                                                                                         500,334
Shares of beneficial interest sold                                                                              39,708
----------------------------------------------------------------------------------------------------------------------
Other                                                                                                           39,440
                                                                                                          ------------
Total assets                                                                                               267,277,387

======================================================================================================================
LIABILITIES

Options written, at value (premiums received $1,325,401)-see accompanying statement--Note 4                  1,283,688
----------------------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Dividends                                                                                                    1,322,753
Investments purchased                                                                                        1,109,390
Shares of beneficial interest redeemed                                                                         511,284
Trustees' fees                                                                                                 107,316
Distribution and service plan fees                                                                              96,151
Shareholder reports                                                                                             83,924
Transfer and shareholder servicing agent fees                                                                   21,550
Other                                                                                                           74,473
                                                                                                          ------------
Total liabilities                                                                                            4,610,529

======================================================================================================================
NET ASSETS                                                                                                $262,666,858
                                                                                                          ============

======================================================================================================================
COMPOSITION OF
NET ASSETS

Paid-in capital                                                                                           $186,755,226
----------------------------------------------------------------------------------------------------------------------
Undistributed net investment income                                                                          1,855,178
----------------------------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments and foreign currency transactions                               5,657,434
----------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation of assets and
liabilities denominated in foreign currencies                                                               68,399,020
                                                                                                          ------------
Net assets                                                                                                $262,666,858
                                                                                                          ============


======================================================================================================================
NET ASSET VALUE
PER SHARE

Class A Shares:
Net asset value and redemption price per share (based on net assets of $259,077,948 and
23,306,088 shares of beneficial interest outstanding)                                                           $11.12
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)                 $11.80

----------------------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price and offering price per share (based on net assets
of $119,683 and 10,771 shares of beneficial interest outstanding)                                               $11.11

----------------------------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price and offering price per share (based on net assets
of $3,469,227 and 316,515 shares of beneficial interest outstanding)                                            $10.96


See accompanying Notes to Financial Statements.

13     Oppenheimer Fund

STATEMENT OF OPERATIONS   For the Six Months Ended December 31, 1995 (Unaudited)


======================================================================================================================
INVESTMENT INCOME

Dividends (net of foreign withholding taxes of $14,173)                                                    $ 1,980,116
----------------------------------------------------------------------------------------------------------------------
Interest                                                                                                       995,119
                                                                                                           -----------
Total income                                                                                                 2,975,235

======================================================================================================================
EXPENSES

Management fees--Note 5                                                                                      1,024,410
----------------------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 5                                                          362,047
----------------------------------------------------------------------------------------------------------------------
Distribution and service plan fees--Note 5:
Class A                                                                                                        184,047
Class B                                                                                                            108
Class C                                                                                                         15,290
----------------------------------------------------------------------------------------------------------------------
Trustees' fees and expenses                                                                                     54,724
----------------------------------------------------------------------------------------------------------------------
Shareholder reports                                                                                             49,940
----------------------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                                     47,512
----------------------------------------------------------------------------------------------------------------------
Legal and auditing fees                                                                                         32,032
----------------------------------------------------------------------------------------------------------------------
Insurance expenses                                                                                              14,447
----------------------------------------------------------------------------------------------------------------------
Registration and filing fees:
Class B                                                                                                             40
Class C                                                                                                            392
----------------------------------------------------------------------------------------------------------------------
Other                                                                                                           28,259
                                                                                                           -----------
Total expenses                                                                                               1,813,248

======================================================================================================================
NET INVESTMENT INCOME                                                                                        1,161,987

======================================================================================================================
REALIZED AND UNREALIZED
GAIN (LOSS)

Net realized gain (loss) on:
Investments                                                                                                 11,665,234
Closing and expiration of options written--Note 4                                                              (73,339)
Foreign currency transactions                                                                                  185,601
                                                                                                           -----------
Net realized gain                                                                                           11,777,496

----------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on:
Investments                                                                                                  8,294,445
Translation of assets and liabilities denominated in foreign currencies                                     (1,106,979)
                                                                                                           -----------
Net change                                                                                                   7,187,466
                                                                                                           -----------
Net realized and unrealized gain                                                                            18,964,962

======================================================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                       $20,126,949
                                                                                                           ===========


See accompanying Notes to Financial Statements.

14     Oppenheimer Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                      SIX MONTHS ENDED    YEAR ENDED
                                                                                      DECEMBER 31, 1995   JUNE 30,
                                                                                      (UNAUDITED)         1995
======================================================================================================================
OPERATIONS

Net investment income                                                                 $  1,161,987        $  2,806,853
----------------------------------------------------------------------------------------------------------------------
Net realized gain                                                                       11,777,496          19,743,628
----------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation                                    7,187,466          23,440,270
                                                                                      ------------        ------------
Net increase in net assets resulting from operations                                    20,126,949          45,990,751

======================================================================================================================
DIVIDENDS AND
DISTRIBUTIONS TO
SHAREHOLDERS

Dividends from net investment income:
Class A                                                                                 (2,763,482)           (498,859)
Class B                                                                                     (1,320)                 --
Class C                                                                                    (19,415)                 --
----------------------------------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                                                (20,557,885)        (24,601,920)
Class B                                                                                    (10,027)                 --
Class C                                                                                   (287,507)           (100,620)

======================================================================================================================
BENEFICIAL INTEREST
TRANSACTIONS

Net increase (decrease) in net assets resulting from beneficial interest transactions--Note 2:
Class A                                                                                 (7,924,841)         12,428,700
Class B                                                                                    130,354                  --
Class C                                                                                  1,438,557           1,742,306

======================================================================================================================
NET ASSETS

Total increase (decrease)                                                               (9,868,617)         34,960,358
----------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                    272,535,475         237,575,117
                                                                                      ------------        ------------
End of period (including undistributed net investment income
of $1,855,178 and $3,477,408, respectively)                                           $262,666,858        $272,535,475
                                                                                      ============        ============


See accompanying Notes to Financial Statements.

15    Oppenheimer Fund

FINANCIAL HIGHLIGHTS

                                                         CLASS A
                                                         ----------------------------------------------------
                                                         SIX MONTHS ENDED
                                                         DECEMBER 31, 1995     YEAR ENDED JUNE 30,
                                                         (UNAUDITED)           1995                 1994
=============================================================================================================
PER SHARE OPERATING DATA:
Net asset value, beginning of period                        $11.34                $10.55               $10.41
-------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                          .06                   .31                  .07
Net realized and unrealized gain (loss)                        .81                  1.58                  .55
                                                          --------              ---------            --------
Total income (loss) from investment operations                 .87                  1.89                  .62
-------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                          (.13)                 (.02)                (.03)
Distributions from net realized gain                          (.96)                (1.08)                (.45)
                                                          --------              ---------            --------
Total dividends and distributions to shareholders            (1.09)                (1.10)                (.48)
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $11.12                $11.34               $10.55
                                                          ========              =========            ========

=============================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(3)                           7.68%                19.60%                5.84%

=============================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                  $259,078              $270,381             $237,281
-------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                         $270,787              $254,011             $229,976
-------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                          .85%(4)              1.10%                 .69%
Expenses                                                      1.30%(4)              1.29%                1.16%
-------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(5)                                    17.6%                 34.1%                41.6%
Average brokerage commission rate(6)                         $0.04                    --                   --


1. For the period from December 1, 1993 (inception of offering) to June 30,
1994.

2. For the period from November 1, 1995 (inception of offering) to December 31, 1995.

3. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total retur ns. Total returns are not annualized for periods of less than one full year.

4. Annualized.

16     Oppenheimer Fund

                                                       CLASS A                               CLASS B
                                                       -----------------------------------   ---------------------
                                                                                             PERIOD ENDED
                                                                                             DECEMBER 31, 1995(2)
                                                        1993          1992        1991       (UNAUDITED)
==================================================================================================================
PER SHARE OPERATING DATA:
Net asset value, beginning of period                        $9.72         $9.31      $9.06    $11.85
-------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                         .11           .16        .26        --
Net realized and unrealized gain (loss)                      1.15           .84        .69       .35
                                                         --------      --------   --------   -------
Total income (loss) from investment operations               1.26          1.00        .95       .35
-------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                         (.10)         (.32)      (.22)     (.13)
Distributions from net realized gain                         (.47)         (.27)      (.48)     (.96)
                                                         --------      --------   --------   -------
Total dividends and distributions to shareholders            (.57)         (.59)      (.70)    (1.09)
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $10.41         $9.72      $9.31    $11.11
                                                         ========      ========   ========    =======

===================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(3)                         13.33%        11.22%     11.65%     2.97%

===================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                 $216,180      $209,495   $202,509      $120
-------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                        $212,660      $221,369   $189,994       $67
-------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                        1.05%         1.71%      2.91%     (.49)%(4)
Expenses                                                     1.10%         1.09%      1.07%     2.53%(4)
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(5)                                   35.6%         58.2%     105.8%     17.6%
Average brokerage commission rate(6)                           --            --         --     $0.04



                                                         CLASS C
                                                         -----------------------------------------
                                                         SIX MONTHS ENDED
                                                         DECEMBER 31, 1995    YEAR ENDED JUNE 30,
                                                         (UNAUDITED)          1995         1994(1)
=================================================================================================
PER SHARE OPERATING DATA:
Net asset value, beginning of period                      $11.19               $10.49      $11.08
-------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                       (.01)                 .03         .02
Net realized and unrealized gain (loss)                      .80                 1.75        (.14)
                                                          ------               ------      ------
Total income (loss) from investment operations               .79                 1.78        (.12)
-------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                        (.06)                  --        (.02)
Distributions from net realized gain                        (.96)               (1.08)       (.45)
                                                          ------               ------      ------
Total dividends and distributions to shareholders          (1.02)               (1.08)       (.47)
-------------------------------------------------------------------------------------------------
Net asset value, end of period                            $10.96               $11.19      $10.49
                                                          ======               ======      ======

=================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(3)                         7.13%               18.57%      (1.24)%
=================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                  $3,469               $2,154        $294
-------------------------------------------------------------------------------------------------
Average net assets (in thousands)                         $3,039               $1,100        $108
-------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                       (.07)%(4)             .48%        .05%(4)
Expenses                                                    2.20%(4)             2.20%       2.44%(4)
-------------------------------------------------------------------------------------------------
Portfolio turnover rate(5)                                  17.6%                34.1%       41.6%
Average brokerage commission rate(6)                       $0.04                   --          --

5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (e xcluding short-term securities) for the period ended December 31, 1995 were $44,057,214 and $52,584,370, respectively.

6. Total brokerage commissions paid on purchases and sales of portfolio securities for the period divided by the total number of related shares purchased and sold.

See accompanying Notes to Financial Statements.

17     Oppenheimer Fund

NOTES TO FINANCIAL STATEMENTS    (Unaudited)

================================================================================
1. SIGNIFICANT
   ACCOUNTING POLICIES

Oppenheimer Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek capital appreciation. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to a particular class and exclus ive voting rights with respect to matters affecting a single class. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or asked price or the last sale price on the prior trading day. Long-term and short-term ``non-money market'' debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by the approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term ``money market type'' debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Forward foreign currency exchange contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid or asked price closest to the last reported sale price is used.

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

       The effect of changes in foreign currency exchange rates is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale p rice at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, AND GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.


18     Oppenheimer Fund

================================================================================
1. SIGNIFICANT
   ACCOUNTING POLICIES
   (CONTINUED)

FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

--------------------------------------------------------------------------------
TRUSTEES' FEES AND EXPENSES. The Fund has adopted a nonfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the six months ended December 31, 1995, a provision of $10,438 was made for the Fund's projected benefit obligations, resulting i n an accumulated liability of $74,422 at December 31, 1995.

--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are reported on the ex-dividend date.

--------------------------------------------------------------------------------
CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of the distributions made during the year from net i nvestment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain (loss) was recorded by the Fund.

--------------------------------------------------------------------------------
OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income a nd expenses during the reporting period. Actual results could differ from those estimates.

================================================================================
2. SHARES OF
   BENEFICIAL INTEREST

The Fund has authorized an unlimited number of no par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                                                       SIX MONTHS ENDED DECEMBER 31, 1995(1)      YEAR ENDED JUNE 30, 1995
                                                       -------------------------------------      --------------------------
                                                       SHARES                AMOUNT               SHARES        AMOUNT
----------------------------------------------------------------------------------------------------------------------------
Class A:
Sold                                                     1,226,447          $ 14,589,800            6,673,759   $ 71,435,301
Dividends and distributions reinvested                   1,924,166            21,358,247            2,364,103     23,168,217
Redeemed                                                (3,681,538)          (43,872,888)          (7,685,964)   (82,174,818)
                                                        ----------          ------------           ----------   ------------
Net increase (decrease)                                   (530,925)         $ (7,924,841)           1,351,898   $ 12,428,700
                                                        ==========          ============           ==========   ============

----------------------------------------------------------------------------------------------------------------------------
Class B:
Sold                                                        10,763          $    130,238                   --             --
Dividends and distributions reinvested                       1,018                11,272                   --             --
Redeemed                                                    (1,010)              (11,156)                  --             --
                                                        ----------          ------------           ----------   ------------
Net increase                                                10,771          $    130,354                   --             --
                                                        ==========          ============           ==========   ============

----------------------------------------------------------------------------------------------------------------------------
Class C:
Sold                                                       129,579          $  1,515,195              183,982    $ 1,948,887
Dividends and distributions reinvested                      26,362               288,406                8,876         86,189
Redeemed                                                   (31,953)             (365,044)             (28,381)      (292,770)
                                                        ----------          ------------           ----------   ------------
Net increase                                               123,988          $  1,438,557              164,477    $ 1,742,306
                                                        ==========          ============           ==========   ============

1. For the six months ended December 31, 1995 for Class A and Class C shares, and for the period from November 1, 1995 (inception of offering) to December 31, 1995 for Class B shares.

19     Oppenheimer Fund

================================================================================
3. UNREALIZED GAINS AND
   LOSSES ON INVESTMENTS AND
   OPTIONS WRITTEN

At December 31, 1995, net unrealized appreciation on investments and options written of $68,399,087 was composed of gross appreciation of $78,450,235, and gross depreciation of $10,051,148.

================================================================================
4. OPTION ACTIVITY

The Fund may buy and sell put and call options, or write covered put and call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

       The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

       Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

       Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a footnote to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.

       The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Written option activity for the six months ended December 31, 1995 was as follows:

                                                            CALL OPTIONS
                                                            ----------------------------
                                                            NUMBER OF         AMOUNT OF
                                                            OPTIONS           PREMIUMS
----------------------------------------------------------------------------------------
Options outstanding at June 30, 1995                         5,992            $1,266,634
----------------------------------------------------------------------------------------
Options written                                              4,694             1,322,555
----------------------------------------------------------------------------------------
Options canceled in closing purchase transactions           (1,962)             (414,584)
----------------------------------------------------------------------------------------
Options expired prior to exercise                           (1,647)             (256,723)
----------------------------------------------------------------------------------------
Options exercised                                           (2,477)             (592,481)
                                                           -------            ----------
Options outstanding at December 31, 1995                     4,600            $1,325,401
                                                           =======            ==========

================================================================================
5. MANAGEMENT FEES AND
   OTHER TRANSACTIONS
   WITH AFFILIATES

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of .75% on the first $200 million of average annual net assets with a reduction of .03% on each $200 million thereafter to $800 million, and .60% on net assets in excess of $800 million. The Manager has agreed to rei mburse the Fund if aggregate expenses (with specified exceptions) exceed the most stringent state regulatory limit on Fund expenses.

       For the six months ended December 31, 1995, commissions (sales charges paid by investors) on sales of Class A shares totaled $446,072, of which $104,138 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $4,082 and $12,538, of which $1,097 was paid to an affiliated broker/dealer. During the six months ended December 31, 1995, OFDI received contingent deferred sales charges of $2,788 upon redemption of Class C shares as reimbursement for sales commissions advanced by OFDI at the tim e of sale of such shares.


20     Oppenheimer Fund

================================================================================
5. MANAGEMENT FEES AND
   OTHER TRANSACTIONS
   WITH AFFILIATES
   (CONTINUED)

OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund, and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

       Under separate approved plans, each class may expend up to .25% of its net assets annually to compensate OFDI for costs incurred in connection with the personal service and maintenance of accounts that hold shares of the Fund, including amounts paid to brokers, dealers, banks and other institutions. In addition, Class B and Class C shares are subject to an asset-based sales charge of .75% of net assets annually, to compensate OFDI for sales commissions paid from its own resources at the time of sale and associated financing costs. In the event of termination or discontinuance of the Class B or Class C plan, the Board of Trustees may allow the Fund to continue payment of the asset-b ased sales charge to OFDI for distribution expenses incurred on Class B or Class C shares sold prior to termination or discontinuance of the plan. At December 31, 1995, OFDI had incurred unreimbursed expenses of $4,760 for Class B and $60,781 for Class C. During the six months ended December 31, 1995, OFDI paid $2,297 to an affiliated broker/deale r as compensation for Class A personal service and maintenance expenses, and retained $10,766 as compensation for Class C sales commissions and service fee advances, as well as financing costs.

================================================================================
6. FORWARD CONTRACTS

A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate.

       The Fund uses forward contracts to seek to manage foreign currency risks. They may also be used to tactically shift portfolio currency risk. The Fund generally enters into forward contracts as a hedge upon the purchase or sale of a security denominated in a foreign currency. In addition, the Fund may enter into such contracts as a hedge ag ainst changes in foreign currency exchange rates on portfolio positions.

       Forward contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. The Fund will realize a gain or loss upon the closing or settlement of the forward transaction.

       Securities held in segregated accounts to cover net exposure on outstanding forward contracts are noted in the Statement of Investments where applicable. Unrealized appreciation or depreciation on forward contracts is reported in the Statement of Assets and Liabilities. Realized gains and losses are reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

       Risks include the potential inability of the counterparty to meet the terms of the contract and unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

At December 31, 1995, the Fund had outstanding forward contracts to sell currencies as follows:

                                                                 CONTRACT               VALUATION AS OF           UNREALIZED
CONTRACTS TO SELL                            EXPIRATION DATE     AMOUNT (000'S)         DECEMBER 31, 1995         APPRECIATION
------------------------------------------------------------------------------------------------------------------------------
Hong Kong Dollar (HKD)                       1/2/96               724 HKD                $93,618                  $2

21     Oppenheimer Fund

OPPENHEIMER FUND


================================================================================
OFFICERS AND TRUSTEES

Leon Levy, Chairman of the Board of Trustees
Robert G. Galli, Trustee
Benjamin Lipstein, Trustee
Bridget A. Macaskill, Trustee and President
Elizabeth B. Moynihan, Trustee
Kenneth A. Randall, Trustee
Edward V. Regan, Trustee
Russell S. Reynolds, Jr., Trustee
Sidney M. Robbins, Trustee
Donald W. Spiro, Trustee
Pauline Trigere, Trustee
Clayton K. Yeutter, Trustee
Richard Rubinstein, Vice President
George C. Bowen, Treasurer
Robert J. Bishop, Assistant Treasurer
Scott Farrar, Assistant Treasurer
Andrew J. Donohue, Secretary
Robert G. Zack, Assistant Secretary

================================================================================
INVESTMENT ADVISOR

OppenheimerFunds, Inc.

================================================================================
DISTRIBUTOR

OppenheimerFunds Distributor, Inc.

================================================================================
TRANSFER AND SHAREHOLDER
SERVICING AGENT

OppenheimerFunds Services


================================================================================
CUSTODIAN OF
PORTFOLIO SECURITIES

The Bank of New York

================================================================================
INDEPENDENT AUDITORS

KPMG Peat Marwick LLP

================================================================================
LEGAL COUNSEL

Gordon Altman Butowsky Weitzen Shalov & Wein

The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors.
This is a copy of a report to shareholders of Oppenheimer Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Fund. For material information concerning the Fund, see the Prospectus. Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

22     Oppenheimer Fund

OPPENHEIMER FUNDS FAMILY

===============================================================================
OppenheimerFunds offers over 35 funds designed to fit virtually every investment goal. Whether you're investing for retirement, your children's education or tax-free income, we have the funds to help you seek your objective.

        When you invest with OppenheimerFunds, you can feel comfortable knowing that you are investing with a respected financial institution with over 35 years of experience in helping people just like you reach their financial goals. And you're investing with a leader in global, growth stock and flexible fixed-income investments--with over 2.8 million shareholder accounts and more than $41 billion under Oppenheimer's management and that of our affiliates.

        At OppenheimerFunds, we don't charge a fee to exchange shares. And you can exchange shares easily by mail or by telephone.(1) For more information on Oppenheimer funds, please contact your financial advisor or call us at 1-800-525-7048 for a prospectus. You may also write us at the address shown on the back cover. As always, please read the prospectus carefully before you invest.

===============================================================================
STOCK FUNDS

        Global Emerging Growth Fund             Growth Fund
        Enterprise Fund                         Global Fund
        Discovery Fund                          Quest Global Value Fund
        Quest Small Cap Value Fund              Oppenheimer Fund
        Gold & Special Minerals Fund            Value Stock Fund
        Target Fund                             Quest Value Fund
===============================================================================
STOCK & BOND FUNDS

        Main Street Income & Growth Fund        Global Growth & Income Fund
        Quest Opportunity Value Fund            Equity Income Fund
        Total Return Fund                       Asset Allocation Fund
        Quest Growth & Income Value Fund        Strategic Income & Growth Fund
===============================================================================
BOND FUNDS

        International Bond Fund                 Bond Fund
        High Yield Fund                         U.S. Government Trust
        Strategic Income Fund                   Limited-Term Government Fund
        Champion Income Fund
===============================================================================
TAX-EXEMPT FUNDS

        California Tax-Exempt Fund(2)           Pennsylvania Tax-Exempt Fund(2)
        Florida Tax-Exempt Fund(2)              Tax-Free Bond Fund
        New Jersey Tax-Exempt Fund(2)           Insured Tax-Exempt Fund
        New York Tax-Exempt Fund(2)             Intermediate Tax-Exempt Fund
===============================================================================
MONEY MARKET FUNDS

        Money Market Fund                       Cash Reserves


1. Exchange privileges are subject to change or termination. Shares may be exchanged only for shares of the same class of eligible funds.

2. Available only to investors in certain states.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.

(C) Copyright 1996 OppenheimerFunds, Inc. All rights reserved.

23   Oppenheimer Fund

INFORMATION

GENERAL INFORMATION
Monday-Friday 8:30 a.m.-8 p.m. ET
Saturday 10 a.m.-2 p.m. ET
1-800-525-7048
---------------------------------------

TELEPHONE TRANSACTIONS
Monday-Friday 8:30 a.m.-8 p.m. ET
1-800-852-8457
---------------------------------------

PHONELINK
24 hours a day, automated
information and transactions
1-800-533-3310
---------------------------------------

TELECOMMUNICATIONS DEVICE
FOR THE DEAF (TDD)
Monday-Friday 8:30 a.m.-8 p.m. ET
1-800-843-4461
---------------------------------------

OPPENHEIMERFUNDS
INFORMATION HOTLINE
24 hours a day, timely and insightful
messages on the economy and
issues that affect your investments
1-800-835-3104
---------------------------------------

RS0400.001.1295       February 28, 1996
[Picture of Jennifer Leonard]
[Caption] Jennifer Leonard, Customer Service Representative
OppenheimerFunds Service

''How may I help you?''

As an Oppenheimer funds shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.

        And when you need help, our Customer Service Representatives are only a toll-free phone call away. They can provide information about your account and handle administrative requests. You can reach them at our General Information number.

        When you want to make a transaction, you can do it easily by calling our toll-free Telephone Transactions number. And, by enrolling in AccountLink, a convenient service that ''links'' your Oppenheimer funds accounts and your bank checking or savings account, you can use the Telephone Transactions number to make investments.

        For added convenience, you can get automated information with OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week. PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.

        You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, OppenheimerFunds Services, with their Award of Excellence in 1993.

        So call us today--we're here to help.

[OPPENHEIMER LOGO]

OppenheimerFunds Distributor, Inc.
P.O. Box 5270
Denver, CO 80217-5270
---------------------------------------------
Bulk Rate
U.S. Postage
PAID
Permit No. 314
Farmingdale, NY
---------------------------------------------